Exhibit 10.2

AMENDMENT NO. 16, dated as of July 26, 2023 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement, dated as of August 5, 2016 (as amended, supplemented or otherwise modified from time to time prior to the Amendment No. 16 Effective Date (as defined below), the “Credit Agreement”), by and among PACTIV EVERGREEN GROUP HOLDINGS INC. (formerly Reynolds Group Holdings Inc.), a Delaware corporation (“PEGHI”), PACTIV LLC, a Delaware limited liability company (“Pactiv”), EVERGREEN PACKAGING LLC (formerly Evergreen Packaging Inc.), a Delaware limited liability company (“Evergreen”), PACTIV EVERGREEN INC. (formerly Reynolds Group Holdings Limited), a Delaware corporation (“Holdings”), the other Borrowers and Guarantors from time to time party thereto, the Lenders from time to time party thereto and CREDIT SUISSE AG, as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Holdings and the U.S. Borrowers wish to extend the Revolving Credit Maturity Date by one year;

WHEREAS, each of the Revolving Credit Lenders is willing to consent to such extension;

and

WHEREAS, Section 9.08(b) of the Credit Agreement permits the aforementioned amendment to be effected by an agreement among Holdings, the U.S. Borrowers, the Revolving Credit Lenders and the Administrative Agent.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 16 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “August 5, 2024” with “August 5, 2025”.

(b)
The definition of the term “Reference Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “November 1, 2024” with “November 4, 2025”.

(c)
Schedule 2.01 to the Credit Agreement is hereby amended by (i) replacing “$105,000,000” in the table under “L/C Commitment” opposite “Credit Suisse AG, Cayman Islands Branch” with “$100,000,000”, (ii) replacing “$45,000,000” in the table under “L/C Commitment” opposite “HSBC Bank USA, N.A.” with “$50,000,000” and (iii) replacing “Credit Suisse AG, Cayman Islands Branch” with “Credit Suisse AG, New York Branch”.

Section 2. Representations and Warranties. Each Loan Party hereby represents and warrants that, as of the Amendment No. 16 Effective Date:

(a)
This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b)
The representations and warranties of such Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment No. 16 Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 16 Effective Date”) that the following conditions have been satisfied:

(a)
The Administrative Agent shall have received from the Borrowers, each Guarantor party hereto, and each Revolving Credit Lender a counterpart signed by each such party to this Amendment;

(b)
(i) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on the Amendment No. 16 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; provided that, for purposes of the foregoing, each reference in the representation set forth in Section 3.22 of the Credit Agreement to the 2016 Restatement Transactions and the 2016 Restatement Date shall be deemed to be a reference to the transactions contemplated by this Amendment and the Amendment No. 16 Effective Date, respectively and (ii) at the time of and immediately after the Amendment No. 16 Effective Date, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings;

(c)
The Administrative Agent shall have received, on behalf of itself and the Revolving Credit Lenders, a favorable written opinion of Davis Polk & Wardwell LLP, counsel for Holdings and the Borrowers, and Richards, Layton & Finger, LLC, Delaware counsel for Holdings and the Borrowers, in each case (A) dated the Amendment No. 16 Effective Date, (B) addressed to the Issuing Banks, the Administrative Agent and the Revolving Credit Lenders and (C) covering such other matters relating to this Amendment as the Administrative Agent shall reasonably request, and Holdings and the Borrowers hereby request such counsel to deliver such opinions;

(d)
The Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date (but in no case less recently than within 30 days of the Amendment No. 16 Effective Date) from the Secretary of State or comparable authority in the jurisdiction of organization of such Loan Party; (ii) a certificate of the Secretary or Assistant Secretary or other authorized officer or director of each Loan Party dated the Amendment No. 16 Effective Date and certifying, to the extent applicable to such Loan Party, (A) that attached thereto is a true and complete copy of the by-laws, partnership agreement, limited liability company agreement (or other equivalent governing documents) of such Loan Party as in effect on the Amendment No. 16 Effective Date and at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors, members or partners or shareholders (or other equivalent governing body), as applicable, of such Loan Party authorizing the execution, delivery and performance of this Amendment, and in the case of the Borrowers, the borrowings under the Credit Agreement as amended by this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate or articles of incorporation or formation or other similar formation documents of such Loan Party as in effect on the Amendment No. 16 Effective Date and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer or director as to the incumbency and specimen signature of the Secretary, Assistant Secretary or other authorized officer or director executing the certificate pursuant to clause (ii) above.

(e)
The Borrowers shall have paid to the Administrative Agent all fees and expenses due to be paid on or prior to the Amendment No. 16 Effective Date, including all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 9.05 of the Credit Agreement for which invoices have been presented at least two Business Days prior to the Amendment No. 16 Effective Date; and

(f)
The Administrative Agent shall have received all documentation and other information about the Loan Parties reasonably requested by the Administrative Agent (on behalf of itself or any Revolving Credit Lender) in writing at least three Business Days in advance of the Amendment No. 16 Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and 31 C.F.R. § 1010.230.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof. Any signature to this Amendment may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties to this Amendment represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re- affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (x) the Borrowers and each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Security Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all of its Obligations on the terms and conditions set forth in the Security Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted by it pursuant to the Security Documents to which it is a party and (y) each Guarantor, hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guarantee with respect to all of its Bank Obligations. From and after the Amendment No. 16 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other

Loan Documents.

Section 7. Post-Effectiveness Matters. Within 180 days after the Amendment No. 16 Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), Holdings shall deliver, or cause to be delivered, with respect to each existing Mortgaged Property either:

(a)
written confirmation (which confirmation may be provided in the form of an electronic mail acknowledgment in form and substance reasonably satisfactory to the Administrative Agent) from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that: (x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Bank Obligations, including the Bank Obligations evidenced by the Credit Agreement, as amended hereby, for the benefit of the Secured Parties; and (y) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Bank Obligations, including the Bank Obligations evidenced by the Credit Agreement, as amended hereby, for the benefit of the Secured Parties; or

(b)
to the extent reasonably requested by the Administrative Agent (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Credit Agreement as amended hereby, including after giving effect to the extension of the Revolving Credit Commitments pursuant to this Amendment, and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with the 2021 Specified Refinancing and Incremental Amendment and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

Section 8. Applicable Law; Waiver of Jury Trial; Jurisdiction; Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE

LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 9. Notices. The execution and delivery of this Amendment by the Borrowers and the satisfaction of all conditions precedent to effectiveness of this Amendment pursuant to Section 3 hereof shall be deemed to satisfy any requirement for, and constitute any notice required to be delivered to the Administrative Agent under the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PACTIV EVERGREEN GROUP HOLDINGS INC., as a U.S. Borrower

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV LLC, as a U.S. Borrower

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

EVERGREEN PACKAGING LLC, as a U.S. Borrower

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV EVERGREEN INC., as Holdings

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: Chief Legal Officer and Secretary

BLUE RIDGE HOLDING LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

BLUE RIDGE PAPER PRODUCTS LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

BRPP, LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

EVERGREEN PACKAGING INTERNATIONAL LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

GEC PACKAGING TECHNOLOGIES LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV MANAGEMENT COMPANY LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV PACKAGING INC.

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PCA WEST INC.

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PEI HOLDINGS COMPANY LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV EVERGREEN GROUP ISSUER INC.

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV EVERGREEN GROUP ISSUER LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

REYNOLDS PACKAGING INTERNATIONAL LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV EVERGREEN SERVICES INC.

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

MONARCH MILL POND, LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PACTIV EUROPE SERVICES LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

FABRI-KAL HOLDINGS, LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

FABRI-KAL LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

4124 MANCHESTER ROAD LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

PURE PULP PRODUCTS, LLC

By: /s/ Chandra J. Mitchell

Name: Chandra J. Mitchell

Title: VP, General Counsel and Secretary

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH, as Administrative Agent

By: /s Komal Shah

Name: Komal Shah

Title: Authorized Signatory

By: /s/ Wesley Cronin

Name: Wesley Cronin

Title: Authorized Signatory

CREDIT SUISSE AG, NEW YORK BRANCH, as a Revolving Credit Lender and Issuing Bank

By: /s Komal Shah

Name: Komal Shah

Title: Authorized Signatory

By: /s/ Wesley Cronin

Name: Wesley Cronin

Title: Authorized Signatory

CITIBANK, N.A., as a Revolving Credit Lender

By: /s/ Sumeet Singal

Title: Managing Director

Name: Sumeet Singal

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Revolving Credit Lender

By: /s/ Michael Falter

Name: Michael Falter

Title: Managing Director

By: /s/ Regan Rybarczyk

Name: Regan Rybarczyk

Title: Vice President

HSBC BANK USA, N.A., as a Revolving Credit Lender and Issuing Bank

By: /s/ Matthew McLaurin

Name: Matthew McLaurin

Title: Director, Global Banking